SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[x] Definitive Proxy Statement
[ ] Definitivw Additional Materials
[ ] Soliciting Material Pursuant to S240.14a-11(c) or
    S240.14a-12

                             DEL ELECTRONICS CORP.
                (Name of Registrant as Specified In Its Charter)

                         LEONARD A. TRUGMAN, PRESIDENT
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:


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     (2) Aggregate number of securities to which transaction applies:


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

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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     (4) Proposed maximum aggregate value ot transaction:


--------------------------------------------------------------------------------
     (5) Total Fee Paid:
    $125

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedlue and the date of its filing.

     1) Amount Previously Paid:


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     2) Form, Schedule or Registration Statement No.:


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     3) Filing Party:


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     4) Date Filed:



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

                              DEL ELECTRONICS CORP.
                                 1 Commerce Park
                            Valhalla, New York 10595


                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   ----------

                                February 14, 1996



TO THE STOCKHOLDERS:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Del Electronics Corp. (the "Company") will be held on February 14, 1996, at 10:30 a.m. New York City time, at the offices of the Company, 1 Commerce Park, Valhalla, NY 10595, for the following purposes, all as more fully described in the accompanying Proxy Statement:

      (A) To elect a Board of Directors for the ensuing year;

      (B) To amend the Company's Certificate of Incorporation to change the name of the Company to "Del Global Technologies Corp.";

      (C) To amend the Company's Amended and Restated Stock Option Plan to increase by 250,000 the number of shares of common stock reserved for issuance thereunder; and

      (D) To transact such other business as may properly come before the Meeting or any adjournments thereof.


      Only stockholders of record as of the close of business on December 29, 1995 are entitled to notice of and to vote at the Meeting. A complete list of the stockholders entitled to vote at the Meeting will be maintained at the offices of the Company for a period of at least ten days prior to the Meeting.


                             By order of the Board of Directors,


                                                             MICHAEL TABER,
                                                               Secretary


Dated: January 17, 1996


--------------------------------------------------------------------------------

   PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

--------------------------------------------------------------------------------

                             DEL ELECTRONICS CORP.
                                1 Commerce Park
                            Valhalla, New York 10595

                                   ----------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on February 14, 1996


                                  INTRODUCTION

      The accompanying proxy is solicited by and on behalf of the Board of Directors of Del Electronics Corp., a New York corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of the Company, 1 Commerce Park, Valhalla, NY 10595, on February 14, 1996 at 10:30 a.m. New York City time, or any adjournment or adjournments thereof. This Proxy Statement and the accompanying proxy will first be sent to Stockholders on or about January 17, 1996.

      Each proxy executed and returned by a stockholder may be revoked at any time thereafter by written revocation, by execution of a written proxy bearing a later date or by attending the Meeting and voting in person. No such revocation will be effective, however, with respect to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. Where instructions are indicated, proxies will be voted in accordance therewith. Where no instructions are indicated, proxies will be voted for the election of the nominees for Director set forth herein and for the other proposals.

      The Board of Directors has fixed December 29, 1995 as the record date (the "Record Date") for the purpose of determining the stockholders entitled to notice of and to vote at the Meeting. As of such date, there were issued and outstanding and entitled to vote 4,284,309 shares of Common Stock, each such share being entitled to one vote. A quorum of the stockholders, present in person or by proxy, consists of the holders of a majority of the outstanding shares.

      The cost of solicitation of proxies will be borne by the Company. The Board of Directors may use the services of the individual Directors, officers and other regular employees of the Company to solicit proxies personally or by telephone or telegram and may request brokers, fiduciaries, custodians and nominees to send proxies, Proxy Statements and other material to their principals and reimburse them for their out-of-pocket expenses.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

      The table below sets forth information concerning the shares of Common Stock beneficially owned as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than five (5%) percent of the Common Stock of the Company; (ii) each Director of the Company; (iii) each of the executive officers named in the table under "Executive Compensation and Other Information--Summary Compensation Table" and (iv) all Directors and executive officers as a group.

                                                                 AMOUNT AND NATURE
            NAME AND ADDRESS                                       OF BENEFICIAL           PERCENT OF
           OF BENEFICIAL OWNER                                     OWNERSHIP (1)          COMMON STOCK
           -------------------                                   -----------------       --------------
         LEONARD A. TRUGMAN...................................       852,246(2)              17.2%
         c/o Del Electronics Corp.
         1 Commerce Park
         Valhalla, NY 10595

         HOWARD BERTAN........................................       141,926(3)               3.3%
         c/o Bertan High Voltage Corp.
         121 New South Road
         Hicksville, NY  11801


                                                                 AMOUNT AND NATURE
            NAME AND ADDRESS                                       OF BENEFICIAL           PERCENT OF
           OF BENEFICIAL OWNER                                     OWNERSHIP (1)          COMMON STOCK
           -------------------                                   -----------------       --------------
         NATAN V. BERTMAN.....................................       107,681(4)               2.5%
         c/o Bertman & Levine
         945 Manhattan Avenue
         Brooklyn, NY 11222

         RAYMOND KAUFMAN......................................        53,946(5)               1.3%
         c/o Del Electronics Corp.
         1 Commerce Park
         Valhalla, NY 10595

         DAVID MICHAEL........................................       151,241(6)               3.4%
         c/o David Michael & Co., P.C.
         Seven Penn Plaza
         New York, NY  10001

         LEONARD MICHAELS.....................................       118,459(7)               2.8%
         c/o Dynarad Corp.
         19 Jefryn Boulevard West
         Deer Park, NY  11729

         SEYMOUR RUBIN........................................       107,856(8)               2.5%
         c/o RFI Corporation
         100 Pine Aire Drive
         Bay Shore, NY  11706

         JAMES TIERNAN........................................         8,231(9)                *
         7 Patriot Court
         New City, NY  10956

         GEORGE SOLOMON.......................................         6,110(10)               *
         c/o Dynarad Corp.
         19 Jefryn Boulevard West
         Deer Park, NY  11729

         All officers and Directors (12) as a group...........     1,591,420(11)             29.8%

-----------------
    * Represents less than 1% of the outstanding shares of Common Stock of the Company including shares issuable under options which are presently exercisable or will become exercisable within 60 days of the Record Date.

  (1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares shown as beneficially owned by such person.

  (2) Includes 667,444 shares, options for which are presently exercisable or will become exercisable within 60 days of the Record Date.

  (3) Includes 39,393 shares, options for which are presently exercisable or will become exercisable within 60 days of the Record Date.

  (4) Includes 70,171 shares, options for which are presently exercisable or will become exercisable within 60 days of the Record Date.

  (5) Does not include 60 shares owned by Mrs. Kaufman, as to which Dr. Kaufman disclaims beneficial ownership.

  (6) Includes 115,214 shares, options for which are presently exercisable or will become exercisable within 60 days of the Record Date.

  (7) Includes 18,985 shares, options for which are presently exercisable or will become exercisable within 60 days of the Record Date.

  (8) Includes 96,502 shares, options for which are presently exercisable or will become exercisable within 60 days of the Record Date.

  (9) Includes 8,231 shares, options for which are presently exercisable or will become exercisable within 60 days of the Record Date.

 (10) Includes 5,796 shares, options for which are presently exercisable or will become exercisable within 60 days of the Record Date.

 (11) Includes 1,056,115 shares, options for which are presently exercisable or will become exercisable within 60 days of the Record Date.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

      There are six nominees for the Board of Directors. All Directors are to be elected for a term of one year and until their respective successors are elected and qualified.

      Each of the persons listed below is currently a Director and each has agreed to serve if elected. The Board of Directors expects that the nominees named below will be available for election, but in the event of the refusal or inability of any nominee to stand for election, proxies will be voted for the election of such other person, if any, as may be nominated by the management of the Company.

      Set forth below is the name and age of each nominee, his position in the Company and his principal occupation at present and during the past five years.


                                                                        Principal Occupation,
         Name, Age and Position                                        Business Experience and
            with the Company                                                Directorships
          --------------------                                         ----------------------
LEONARD A. TRUGMAN, 57...............................   Chairman of the Board, Chief Executive Officer
  Chairman of the Board, Chief Executive                   and President of the Company.
  Officer and President

NATAN V. BERTMAN, 66.................................   Partner of Bertman & Levine and a Director of the
  Director                                                 Company.

RAYMOND KAUFMAN, 78..................................   Retired.  Former Chairman of the Board, Chief
  Director                                                 Executive Officer and President of the
                                                           Company.  Director of the Company.  Director
                                                           of the Sherman Dean Fund.

DAVID MICHAEL, 58....................................   President of David Michael & Co., P.C., C.P.A.
   Director                                                and a Director of the Company.

SEYMOUR RUBIN, 65....................................   Co-founder of RFI Corporation, a wholly owned
  Director and Vice President                              subsidiary of the Company.  President of RFI
                                                           Corporation.  Director and Vice
                                                           President of the Company.

JAMES TIERNAN, 71....................................   Retired.  Former Vice President of The Chase
  Director                                                 Manhattan Bank, N.A. and a Director of the Company.

                        DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors and Committees

      During the Company's last fiscal year, five meetings of the Board of Directors were held. The Board of Directors has an Audit Committee, Compensation Committee and a Stock Option Committee. The Audit Committee, which consists of Messrs. Bertman, Michael and Trugman, met once during the last fiscal year. The Compensation Committee, which consists of Messrs. Bertman and Michael, met once during the last fiscal year. The Stock Option Committee, which consists of Mr. Tiernan and Dr. Kaufman, met twice during the last fiscal year. The Company presently has no nominating committee. All Directors attended at least 75% of the Board of Directors' meetings.

Executive Officers

      The following table sets forth the names and ages of all executive officers and significant employees of the Company and their positions with the Company.


          Name                                                      Position                             Age
          ----                                                      --------                             ---
LEONARD A. TRUGMAN.............................   Chairman of the Board, Chief Executive                 57
                                                     Officer and President

HOWARD BERTAN..................................   President of Bertan High Voltage Corp.                 60

DAVID ENGEL(1) ................................   Executive Vice President                               46

LOUIS J. FARIN, Sr.............................   Vice President and General Manager                     52
                                                     of Del Power Conversion Division

LEONARD MICHAELS...............................   Vice President and President of                        57
                                                     Dynarad Corp.

SEYMOUR RUBIN..................................   Vice President and President of RFI                    65
                                                     Corporation

GEORGE SOLOMON.................................   Vice President and General Manager of                  50
                                                     Dynarad Corp. and President of Del
                                                     Medical Systems Corp.

MICHAEL TABER..................................   Chief Financial Officer and Secretary                  50


(1)  Mr. Engel was elected Executive Vice President effective January 1, 1996.

      The officers of the Company, with the exception of Messrs. Trugman, Michaels, Bertan and Solomon, are elected or appointed by the Board of Directors to hold office until the meeting of the Board of Directors following the next annual meeting of stockholders. Subject to the right of the Company to remove officers pursuant to its By-Laws, officers serve until their successors are chosen and have qualified. Mr. Trugman holds his position pursuant to an employment agreement which expires on July 31, 2000. Mr. Michaels holds his position pursuant to an employment agreement which expires on July 29, 1997. Mr. Bertan holds his position pursuant to an employment agreement which expires on April 23, 1997. Mr. Solomon holds his position pursuant to an employment agreement which expires on July 31, 1997.

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange, Inc. The Company believes that all filing requirements applicable to its executive officers and Directors were complied with during the fiscal year ended July 29, 1995. In making this statement, the Company has relied solely on the written representations of its Directors and officers and on its review of the copies of initial reports of ownership and reports of changes in ownership of Common Stock of the Company, which officers, Directors and greater than ten percent stockholders are required to file with the Securities and Exchange Commission and the American Stock Exchange, Inc.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and other Compensation

      The following table shows, for the fiscal years ended July 29, 1995, July 30, 1994 and July 31, 1993, the compensation paid or accrued by the Company to or for the Company's Chief Executive Officer and each of the four other most highly compensated executive officers of the Company during the fiscal year ended July 29, 1995.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long-term
                                                                                     Compensation
                                                        Annual Compensation              Awards
        Name and                                    -------------------------        ------------    All  Other
        Principal                                     Salary             Bonus          Options        Compen-
        Position                       Year             ($)               ($)             (#)       sation ($)(4)
        --------                       ----           ------             -----          -------     -------------
LEONARD A. TRUGMAN                     1995           275,625          257,273(1)         53,045       40,356
Chairman of the Board, Chief           1994           262,500          164,000(1)            --        38,728
Executive Officer and President        1993           250,000          255,685(1)            --        39,061

SEYMOUR RUBIN                          1995           210,000           50,000            10,609        8,539
Vice President and President           1994           200,000           50,000            28,981        5,709
of RFI Corporation                     1993           185,000           40,000               --         6,729

LEONARD MICHAELS                       1995           168,404              --                --        60,800(5)
Vice President and                     1994           160,385              --                --        61,285(5)
President of Dynarad Corp.             1993           138,461(2)       277,336(3)         25,314      313,967(6)

GEORGE SOLOMON                         1995           155,392            5,000               --         1,000
Vice President and                     1994           119,534              --             11,593        1,000
General Manager of                     1993               --               --                --           --
Dynarad Corp., President
of Del Medical Systems Corp.

HOWARD BERTAN                          1995           139,192           72,154               --         1,000
President of Bertan                    1994            45,769(7)        25,493(7)         39,393          --
High Voltage Corp.                     1993               --               --                --           --

---------------
(1) Includes deferred compensation in the amounts of $125,000, $100,000 and $125,000 for the 1995, 1994 and 1993 fiscal years, respectively.

(2) Based upon 48 weeks of compensation for Fiscal 1993. Dynarad was acquired in September 1992.

(3)  Includes employment agreement signing bonus of $250,000.

(4) Includes insurance premiums where families of the officers are beneficiaries and automobile expense allowances. The insurance premiums paid in 1995, 1994, and 1993 were $13,058, $11,428 and $11,761 for Mr.
     Trugman;  $5,541,  $5,709 and $6,728 for Mr. Rubin; and $7,800,  $8,185 and
     $2,800 for Mr. Michaels.

(5)  Includes annual non-compete payment of $52,000.

(6) Includes a one time payment of $257,400 for covenant not-to-compete and $47,667 which is a portion of an annual non-compete payment of $52,000.

(7) Based upon 17 weeks of compensation for Fiscal 1994. Bertan was acquired in April 1994.

Stock Options

     The following table contains information concerning the grant of stock options under the Company's Amended and Restated Stock Option Plan ("Plan") to the named executive officers of the Company during the fiscal year ended July 29, 1995.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        Potential Realizable
                                                                                       Value at Assumed Annual
                                                                                        Rates of Stock Price
    Individual Grants                                                              Appreciation for Option Term(1)
    -----------------                     % of Total                               -------------------------------
                             Options    Options Granted   Exercise
                             Granted     to Employees       Price      Expiration
         Name                  (#)      in Fiscal Year      ($/Sh)        Date          5%($)          10%($)
         ----                -------    --------------    --------     ----------       -----          ------
LEONARD A. TRUGMAN......      53,045           54%          $4.71       01/25/03      $ 499,679      $1,256,123
SEYMOUR RUBIN...........      10,609           11%          $4.71       01/25/03      $  99,936      $  251,225
LEONARD MICHAELS........         --            --              --            --            --              --
GEORGE SOLOMON..........         --            --              --            --            --              --
HOWARD BERTAN...........         --            --              --            --            --              --

----------------
(1) Fair market value of stock on grant date compounded annually at rate shown in column heading for the option term less the exercise price.

Option Exercises and Holdings

      The following table sets forth information with respect to the named executive officers concerning the exercise of options during the fiscal year ended July 29, 1995 and unexercised options held as of the end of the fiscal year ended July 29, 1995.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                       Number of                Value of
                                                                      Unexercised            Unexercised In-
                                      Shares          Value             Options             the-Money Options
                                    Acquired on      Realized          at Fiscal             at Fiscal Year-
           Name                     Exercise (#)     ($) (1)          Year-End (#)              End ($) (2)
           ----                     ------------     --------        -------------          ----------------
                                                                      Exercisable/             Exercisable/
                                                                     Unexercisable            Unexercisable
                                                                     -------------          ----------------
LEONARD A. TRUGMAN............          --              --         612,255 / 94,971       $2,949,413 / $196,613
SEYMOUR RUBIN.................          --              --          78,219 / 47,059       $  213,258 / $ 87,871
LEONARD MICHAELS..............          --              --          12,656 / 12,656       $   26,051 / $ 26,051
GEORGE SOLOMON................          --              --           2,898 /  8,694       $    5,318 / $ 15,953
HOWARD BERTAN.................          --              --          19,695 / 19,695       $   11,268 / $ 11,268

----------------
(1) Amounts reflect the difference between the fair market value of the underlying shares of Common Stock on the date of exercise and the exercise price on the date of exercise.

(2) Amounts reflect the difference between the fair market value of the underlying shares of Common Stock and the exercise price for in-the-money options on July 29, 1995 ($7.00).

Employment Agreements

      Mr. Leonard A. Trugman has an employment agreement with the Company, effective as of August 1, 1992, which was subsequently amended on July 20, 1994 and September 1, 1994, pursuant to which he has agreed to serve as Chairman of the Board, President and Chief Executive Officer of the Company until July 31, 2000. Mr. Trugman's annual base salary was $275,625 for the twelve months ended July 29, 1995. His annual base salary for the twelve months ending August 3, 1996 is $289,406 and was determined by multiplying $275,625 by the greater of 5% or the increase in the Consumer Price Index as of August 1, 1995 over the amount of such index as of August 1, 1994 ("Base Salary"). For each subsequent year during the term of his agreement, his annual Base Salary is subject to increases equal to the greater of 5% or the increase in the Consumer Price Index. Mr. Trugman receives a bonus each year equal to 5% of the Company's pre-tax net income for such year. Mr. Trugman's agreement also provides for a deferred compensation account whereby the Company shall deposit (a) $100,000 annually and
(b) after receipt of the Company's audited financial statements with respect to each fiscal year, an amount equal to the lesser of (x) $25,000 or (y) 5% of the Company's pre-tax net income for such fiscal year less $100,000. Mr. Trugman's deferred compensation account balance pursuant to his employment agreement was $378,171 as of July 29, 1995. At the expiration of the employment agreement, or in the event Mr. Trugman's employment is terminated for any reason whatsoever, other than for cause or total disability, Mr. Trugman, at his sole option, may elect to be engaged by the Company as a consultant for a term of five years. Mr. Trugman's annual consulting compensation for the first year of the consulting term shall be equal to (i) his base salary for the final year of his employment agreement ("Last Base Salary") or (ii) his base salary in effect upon his termination ("Termination Base Salary"), whichever is applicable. Mr. Trugman's consulting compensation for the second through fifth year of the consulting term shall be adjusted annually by multiplying the Last Base Salary or the Termination Base Salary, as the case may be, by an applicable percentage ranging from 92% in the second year to 61% in the fifth year. For the fiscal year ended July 29, 1995 Mr. Trugman was granted options to purchase 53,045 shares of the Company's Common Stock at an exercise price of $4.71 per share.

      Mr. Trugman is also entitled to compensation in the event of a change of control of the Company and his employment is terminated for any reason whatsoever. Such compensation shall be an amount equal to three times (x) the base salary to be paid to Mr. Trugman for the fiscal year in which such termination occurs, plus (y) the guaranteed bonus paid to Mr. Trugman for the immediately preceding year, plus (z) the amount credited to the deferred compensation account for the immediately preceding fiscal year, but in no event in an aggregate amount greater than the maximum allowed pursuant to governing law. Such payment must be made within 90 days after the change of control. The employment agreement contains confidentiality provisions and a non-compete provision for a term of one year after the termination of Mr. Trugman's employment.

      Mr. Leonard Michaels has an employment agreement with Dynarad Corp. which commenced as of September 1, 1992 and terminates on July 29, 1997. Pursuant to the terms of such agreement, Mr. Michaels agreed to serve as President of Dynarad Corp. The employment agreement provides for the payment of a base salary of $150,000 per annum, subject to increases on an annual basis equal to the greater of 5% or increases in the Consumer Price Index. Mr. Michaels also receives certain bonuses if the net income goals specified in such agreement are achieved. Mr. Michaels' present base salary is $173,456. In consideration of Mr. Michaels' covenant not-to-compete for ten years as set forth in the employment agreement, he shall receive annual non-compete payments of $52,000 during the ten year term thereof. At the expiration of the employment agreement, or in the event Mr. Michaels' employment is terminated for any reason whatsoever, other than for cause or total disability, Mr. Michaels, at his sole option, may elect to be engaged by the Company as a consultant for a term of five years. Mr. Michaels' annual consulting compensation for the first year of the consulting term shall be equal to (i) his base salary for the final year of his employment agreement ("Last Base Salary") or (ii) his base salary in effect upon his termination ("Termination Base Salary"), whichever is applicable. Mr. Michaels' consulting compensation for the second through fifth year of the consulting term shall be adjusted annually by multiplying the Last Base Salary or the Termination Base Salary, as the case may be, by an applicable percentage ranging from 871/2% in the second year to 50% in the fifth year.

      Mr. Howard Bertan has an employment agreement with Bertan High Voltage Corp. which commenced on April 24, 1994 and terminates on April 23, 1997, unless extended for up to an additional two (2) year period. Pursuant to the terms of such agreement, Mr. Bertan agreed to serve as President and Chief Operating Officer of Bertan High Voltage Corp. The employment agreement provides for the payment of a base salary of $147,000 for the period commencing on April 24, 1995 and terminating on April 23, 1996, subject to increases on an annual basis equal to the greater of 5% or increases in the Consumer Price Index. Mr. Bertan also receives a bonus with respect to each fiscal year equal to 5% of Bertan High Voltage Corp.'s pre-tax net income for such year. The employment agreement contains standard confidentiality and non-compete provisions.

      In consideration of Mr. Bertan's covenant not-to-compete for a period of ten years after the completion of his employment agreement, he will receive $500,000 payable in equal quarterly payments for a period of ten years after his period of active employment. Such payments are subject to adjustment to reflect the greater of 5% or increases in the Consumer Price Index.

     Mr. George Solomon has an employment agreement with Dynarad Corp. which commenced on October 11, 1993 and terminates on July 31, 1997. Pursuant to the terms of such agreement, Mr. Solomon agreed to serve as Vice President and General Manager of Dynarad Corp. The employment agreement provides for the payment of a base salary of $148,000 per annum, subject to increases on an annual basis equal to the greater of 5% or increases in the Consumer Price Index. Mr. Solomon's present base salary is $163,170. Mr. Solomon also receives a bonus each year if the net profit goals specified in such agreement are achieved. Mr. Solomon is also entitled to compensation in the event of a change of control of the Company or Dynarad Corp. and he is not offered a position with the Company or Dynarad Corp. on substantially the same terms and conditions as set forth in his employment agreement. Such compensation shall be an amount equal to his salary at the time of notice of termination and a proportionate share of his bonus payable in 26 bi-weekly payments.

      Directors of the Company did not receive compensation for their services as such except a fee of $500.00 for each meeting of the Board of Directors which they attended. Messrs. Trugman, Michaels and Rubin waived their right to receive such compensation. As of September 13, 1995, such attendance fee was increased to $750.00 per meeting.

                       REPORT OF THE DEL ELECTRONICS CORP.
                    BOARD OF DIRECTORS COMPENSATION COMMITTEE

      The Compensation Committee (the "Committee") of the Board of Directors of the Company determines the Company's executive compensation policies. The Committee is comprised of two non-employee Directors. After evaluating the performance of the Company and its executive officers, the Committee recommends compensation programs and salary levels to the entire Board of Directors for approval. Set forth below is a report submitted by the Committee addressing the Company's compensation policies for the fiscal year ended
July 29, 1995 as they affected the executive officers of the Company.

Compensation Philosophy

      The goals of the executive compensation program are to attract, retain and award executive officers who contribute to the success of the Company. Compensation opportunities are aligned with the Company's business objectives. The compensation programs are designed to motivate executive officers to meet annual corporate performance goals and enhance long-term stockholder value.

      In designing and administering the executive compensation program, the Committee strives to balance short and long-term incentive objectives and use prudent judgment in establishing performance criteria, evaluating performance and determining actual incentive awards. The Committee believes that stock ownership by executive officers is beneficial in aligning the common interests of management and stockholders to enhance stockholder value.

Components of Executive Compensation

     The three components of the Company's executive compensation program are base salary, annual bonus and stock option grants. These three elements are structured by the Committee, in conjunction with the Company's stock option committee which is comprised of two other non-employee Directors, to cumulatively provide the Company's executive officers with levels of total compensation consistent with the Company's executive compensation philosophy described above.

     The Company's executive salary levels are intended to be consistent with competitive salary levels and job responsibilities of each executive. Salary increases reflect competitive and economic trends, the overall financial performance of the Company and the performance of the individual executive. Factors considered in gauging the Company's overall financial performance include the Company's revenues and profits.

Relationship of Corporation Performance to Executive Compensation

     The Committee takes into account the executives' performance in special projects undertaken during the past fiscal year, contribution to strategic acquisitions and development of new products, marketing strategies, manufacturing efficiencies and other factors. In addition, in determining executive compensation the Committee also considers the contributions of each executive officer to the growth in pre-tax earnings of the Company over the last fiscal year.

     Satisfaction of certain performance criteria (including initiative, contribution to overall corporate performance and managerial ability) is evaluated after informal discussions with other members of the Board and, for all of the executives other than Mr. Trugman, after discussions with Mr. Trugman.

Compensation of Chief Executive Officer

      In addition to the factors mentioned above, the Committee's general approach in setting Mr. Trugman's annual compensation is to seek to be competitive with other companies in the Company's industry and to reward Mr. Trugman's strategic management abilities in directing the Company's expansion efforts and its development and exploitation of new markets, growth of its international business and new business opportunities.

      Mr. Trugman's annual base salary for the fiscal year ended July 29, 1995 was $275,625, an increase of $13,125 over his previous annual salary of $262,500. Such increase reflects Mr. Trugman's base salary pursuant to his employment agreement, effective as of August 1, 1992, which was subsequently amended on July 20, 1994 and September 1, 1994. Mr. Trugman's base salary, bonus and deferred compensation for the fiscal year ended July 29, 1995 was $532,898 as compared to $426,500 for the previous fiscal year. Mr. Trugman's base salary pursuant to his employment agreement was set in accordance with competitive salary levels for companies of similar size and profitability. Such agreement provides for future base salary increases in an amount equal to the greater of a 5% increase or the increase in the Consumer Price Index. The annual bonus paid to Mr. Trugman for the fiscal year ended July 29, 1995 was equal to 5% of the Company's pre-tax net income for such year. Mr. Trugman's deferred compensation account payment for the fiscal year ended July 29, 1995 was $125,000 which represents approximately 4.6% of the Company's pre-tax earnings for such fiscal year. Such payment was based upon Mr. Trugman's employment agreement which provides that the Company shall deposit (a) $100,000 annually and (b) after receipt of the Company's audited financial statements with respect to each fiscal year, an amount equal to the lesser of (x) $25,000 or (y) 5% of the Company's pre-tax net income for such fiscal year less $100,000.

     For the fiscal year ended July 29, 1995, Mr. Trugman was granted options to purchase 53,045 shares of the Company's Common Stock at an exercise price of $4.71 per share.

                                                         Compensation Committee


                                                         NATAN V. BERTMAN
                                                         DAVID MICHAEL

Performance Graph

      The following graph compares the yearly percentage change in the cumulative total stockholder return on the Company's Common Stock with The American Stock Exchange, Inc. market index and a peer group index for the period commencing August 1, 1990 and ending July 29, 1995. The peer group consists of 56 companies engaged in the manufacture of electronic components and includes Applied Magnetics Corporation, Espey Manufacturing & Electronics, General Microwave Corporation, Hutchinson Tech, Inc., Medicore, Inc., Recoton Corporation and Western Microwave, Inc. The graph assumes that $100 was invested on August 1, 1990 in the Company's Common Stock and in each of the other indices and assumes reinvestment of all dividends and is weighted on a market capitalization basis.

    [The following table was represented by a graph in the printed material]

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG DEL ELECTRONICS CORP.,
                      AMEX MARKET INDEX AND SIC CODE INDEX

                                   1990        1991        1992        1993        1994        1995
                                   ----        ----        ----        ----        ----        ----
Del Electronics Corp.            $ 100.00    $ 103.64    $  98.33    $ 103.18    $ 109.44    $ 121.90
AMEX Market Index                  100.00      105.82      114.13      124.62      127.72      154.90
SIC Code Index                     100.00      127.83      145.23      126.60      150.62      213.97


                      ASSUMES $100 INVESTED ON AUG. 1, 1990
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING JULY 29, 1995

                  PROPOSAL TWO: PROPOSAL TO AMEND THE COMPANY'S
     CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY TO "DEL
             GLOBAL TECHNOLOGIES CORP." FROM "DEL ELECTRONICS CORP."

      On December 8, 1995, the Board of Directors unanimously adopted a resolution recommending that the Company's Certificate of Incorporation be amended to change its name to "Del Global Technologies Corp." from "Del Electronics Corp."

      The Company designs, manufactures and markets medical imaging and specialty electronic components for medical, industrial and defense applications and diagnostic OEM equipment. The Company's principal products are medical imaging diagnostic equipment, high voltage power supplies, high voltage energy storage devices, high voltage transformers and single and multi-circuit electromagnetic interference and radio frequency interference filters.

      The Company has completed a three year transition from being a defense electronics supplier to being a supplier serving the medical imaging and diagnostics market. During the fiscal year ended July 29, 1995, approximately one half of the Company's net sales were in the medical imaging and diagnostics market.

     The Company is also increasing its international sales. During the three fiscal years ended July 29, 1995, July 30, 1994 and July 31, 1993, export sales accounted for approximately 36%, 28% and 21%, respectively, of the Company's revenues.

      The Board of Directors believes that it is in the best interests of the Company to change its corporate name to reflect the increasing global and diverse nature of its products. It is the view of the Board of Directors that such a corporate name will accurately indicate that the Company is providing a wide range of technological products throughout the world.

      If approved by the stockholders at the Meeting, the new name will become effective upon the filing of an amendment to the Company's Certificate of Incorporation with the Department of State of the State of New York. The change of corporate name will be accomplished by amending Article First of the Company's Certificate of Incorporation to read as follows:

     "Article  First:  The name of the  Corporation  is Del Global  Technologies
Corp."

      The change in corporate name will not affect the validity or transferability of stock certificates presently outstanding and the Company's stockholders will not be required to exchange any certificates presently held by them.

     Approval of the amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting.

      The Board of Directors recommends a vote FOR the proposal to amend the Company's Certificate of Incorporation.


                 PROPOSAL THREE: PROPOSAL TO AMEND THE COMPANY'S
             AMENDED AND RESTATED STOCK OPTION PLAN TO INCREASE THE
                NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

      At the Meeting, the stockholders will be asked to approve an amendment to the Company's Amended and Restated Stock Option Plan (the "Plan") to increase by 250,000 the number of shares of Common Stock reserved for issuance thereunder.

      There are 2,223,648 shares of the Company's Common Stock reserved for issuance under the Plan, exclusive of the 250,000 shares subject to stockholder approval at the Meeting. Upon approval of the amendment, 2,473,648 shares of the Company's Common Stock will be reserved for issuance under the Plan. As of the Record Date, options to purchase an aggregate of 1,532,416 shares were outstanding and 265,491 shares, exclusive of the 250,000 shares subject to stockholder approval at the Meeting, were available for future grant. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing officers, key management employees and other eligible participants with financial incentives tied directly to the Company's long term business objectives. The Board of Directors believes that the remaining shares available for grant under the Plan are insufficient to accomplish these purposes.

      Approval of the amendment requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Meeting.

      The Board of Directors recommends a vote FOR the proposal to amend the Plan.

      The following summary describes the features of the Plan.

      Types of Incentive Awards. The Plan contains two optional forms of incentive awards which may be used at the sole discretion of the Stock Option Committee (the "Committee"). Incentive awards under the Plan may take the form of stock options or stock appreciation rights ("SARs"). The stock options may be incentive stock options ("ISOs") intended to qualify for special tax treatment or non-qualified stock options ("NQSOs").

      The type of incentive award being granted, as well as the terms and conditions of the award, will be determined by the Committee at the time of grant.

      Eligibility. All officers of the Company are eligible to participate in the Plan. Also eligible to participate, if so identified by the Committee, are officers of wholly-owned subsidiaries of the Company, other key management employees of the Company or any wholly-owned subsidiary of the Company, other employees or consultants of the Company or any subsidiary or affiliate of the Company, and other persons whose participation in the Plan is deemed by the Committee to be in the best interests of the Company. The existing Stock Option Plan permits participation by officers, employees and consultants of the Company.

      Administration of the Plan. The Committee will determine the eligible participants who will be granted incentive awards, determine the amount and type of award, determine the terms and conditions of awards, construe and interpret the Plan, and make all other determinations with respect to the Plan, to the extent permitted by applicable law.

      Duration of the Plan. The Plan is a fifteen year program and will terminate on December 31, 2009, unless terminated sooner according to the terms of the Plan.

     Stock Option Plan. The Committee may grant ISOs, NQSOs and tandem SARs to eligible participants, subject to the terms and conditions of the Plan.

      Stock Options. ISOs allow the optionee to buy a certain number of shares of the Company's Common Stock at an option price equal to the market price at the time the option is granted. NQSOs allow the optionee to buy a certain number of shares of the Company's Common Stock at an option price equal to, more than, or less than the market price at the time the option is granted. An option may not be exercised until the right to do so has vested under a schedule approved by the Committee. The vesting schedule generally approved by the Committee generally provides that one-quarter of the options may be exercised on or after the first anniversary of the date of grant, one-half on or after the second anniversary, three-quarters on or after the third anniversary and 100 percent on or after the fourth anniversary.

      Tandem SARs. At the discretion of the Committee, options may be granted with or without tandem SARs which permit an optionee to surrender an option or a portion thereof in exchange for a cash payment equal to the difference between the current market value of the stock and the option price. A tandem SAR is subject to the same terms and conditions as the related option, except that it may be exercised only when the market value exceeds the option price. In addition, executive officers of the Company and other participants who are subject to Section 16 of the Securities Exchange Act of 1934 may exercise SARs only during certain quarterly window periods.

      Payment for Shares Upon Exercise of Stock Options. At the time an option is exercised, shares of Common Stock may be purchased using (1) cash; (2) shares of the Company's Common Stock owned by the optionee for at least one year; (3) a "cashless exercise" procedure (whereby a broker sells the shares or holds them as collateral for a margin loan, delivers the option price to the Company, and delivers the remaining sale or loan proceeds to the optionee); or (4) any combination of the foregoing or any other method of payment which the Committee may allow.

      Term of Options and Tandem SARs. The term of each ISO and related tandem SAR is ten years and the term of each NQSO and related tandem SAR is fifteen years, subject to earlier termination as described below.

      Termination of Employment or Relationship with the Company. Upon termination of the optionee's employment or relationship with the Company, any unexercised options shall be cancelled and terminated immediately, except that any unexercised options which are vested may be exercised during the balance of their term or within nine months of termination, whichever is shorter. If an optionee is terminated for cause or discharged, any unexercised options shall be terminated immediately. In the event of a termination by reason of retirement by reason of death or disability, or by reason of a divestiture or change in control of the Company, special rules allow the optionee to exercise all vested and unvested options within certain time periods after termination.

      Adjustments Upon Changes in Number or Value of Shares of Common Stock. In order to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalizations, mergers, consolidations, or other events that materially increase or decrease the number or value of shares of the Company's Common Stock, the Committee may adjust (1) the number of shares of Common Stock available for future grants of incentive awards under the Plan, (2) the number of shares represented by outstanding awards, and (3) the price of those shares.

      Non-Transferability of Options. Options shall not be transferable otherwise than by will or by the laws of descent and distribution, and, subject to the Committee's discretion, generally may be exercised during the lifetime of the recipient only by the recipient.

      Change in Control. Unless the Committee determines that a change in control (as defined in the Plan) is in the best interests of stockholders of the Company and will not adversely impact the recipients of incentive awards under the Plan, (1) any time periods relating to the exercise or realization of any incentive award shall be accelerated so that such award may be exercised or realized in full immediately upon the change in control, and (2) the Committee may offer recipients the option of having the Company purchase their awards for an amount of cash which could have been attained upon the exercise or realization of such awards if they had been fully exercisable or realizable.

      Amendment and Termination of the Plan and Options. The Board of Directors or the Committee may at any time suspend, terminate, modify or amend the Plan in any respect. However, stockholder approval of amendments shall be obtained in the manner and to the degree required by applicable laws or regulations. The Committee also has broad discretion to amend or modify the terms and conditions of any incentive award or cancel or annul any grant of an award, subject to certain restrictions.

      Funding.   Inasmuch  as  the  Plan  is  designed  to  encourage  financial performance and to improve the value of stockholders' investment in the Company, the costs of the Plan will be funded from corporate earnings.

      Federal Income Tax Consequences. The following summary of federal income tax consequences does not purport to be a complete statement of the law in this area. Furthermore, the discussion below does not cover the tax consequences of the Plan (or the grant or exercise of options thereunder) under state and/or other local tax laws, and such tax laws may not correspond to the federal tax treatment described herein. Accordingly, individuals eligible to receive options under the Plan should consult with their personal tax advisors prior to engaging in any transactions under the Plan.

      The characterization of income as either ordinary income or capital gain is still required by the Internal Revenue Code ("IRC"), and may have important tax consequences to participants under the Plan in some situations. Therefore, the following summary continues to characterize income from various transactions as either ordinary income or capital gain.

      Incentive Stock Options. In general, an option holder will not be treated as receiving taxable income upon either the grant or exercise of an option which qualifies as an ISO, and the option holder generally will receive capital gain or loss treatment, as the case may be, upon the sale of the shares acquired upon the exercise of an ISO, if certain conditions relating to employment requirements and holding period requirements under Section 422 of the IRC are satisfied. Under most circumstances, the shares of Common Stock acquired pursuant to the exercise of an ISO (a) must not be sold or otherwise disposed of for two years from the date of the grant of such option, and (b) must be held for at least one year after the transfer of such stock to the option holder upon exercise of the option. (Neither of such holding periods apply to the disposition of shares by the option holder's estate or the option holder's heirs after death.)

      If shares acquired upon exercise of an ISO are disposed of in violation of holding period requirements described above (a "Disqualifying Disposition"), the option holder generally will recognize ordinary income in the year of such Disqualifying Disposition in an amount equal to the difference between (a) the option exercise price, and (b) the lesser of (i) the amount realized on such disposition or (ii) the fair market value of such shares as of the date of exercise of the option under which the shares were acquired. Any gain realized on a Disqualifying Disposition in excess of such ordinary income amount generally will be treated as capital gain (short-term or long-term depending on the option holder's holding period with respect to such shares).

      In the case of ISOs, the excess of the fair market value of the stock as of the exercise date over the option exercise price is included in alternative minimum taxable income in the year of exercise, and thus may be subject to the alternative minimum tax.

      Non-Qualified Stock Options. In general, there are no tax consequences to the option holder upon the grant of a NQSO, but upon exercise the option holder generally will recognize ordinary income equal to the difference between the purchase price paid for the shares on exercise of the option and the fair market value of such shares as of the date of exercise. However, a special rule (the "Section 16(b) Deferral Rule") applies in the case of option holders (generally officers, directors and 10% stockholders) who are subject to Section 16(b) of the Exchange Act (under which an "insider's" profit on the purchase and sale or sale and purchase within less than six months of equity securities of the issuer may be recovered by the issuer). Under the Section 16(b) Deferral Rule, such ordinary income attributable to the exercise of a NQSO generally will not be recognized until the expiration of the period during which a sale of the stock could subject the option holder to suit under Section 16(b), with the amount of such ordinary income being measured by the fair market value of the stock at the expiration of such period (the "Section 16(b) Expiration Date").

      The Section 16(b) Deferral Rule can be waived by an option holder if he or she makes a timely election (generally, within 30 days following exercise) under
Section 83(b) of the IRC to recognize ordinary income at the time of exercise of the NQSO.

      An option holder's tax basis in shares acquired on exercise of a NQSO generally will be equal to the exercise price paid for such shares by the option holder plus the amount of income recognized by the option holder by reason of his or her exercise of the option under the rules described above. Upon a subsequent disposition of the shares received on exercise of a NQSO, the difference between the amount realized on such disposition and the option holder's tax basis for such shares generally will be treated as a capital gain or loss, which will be short-term or long-term depending on whether the shares are held for the applicable long-term holding period following exercise of the option (currently more than one year). However, in the case of an option holder who is subject to the Section 16(b) Deferral Rule described above and who does not waive such rule by filing an election under Section 83(b) of the IRC, such option holder's capital gain holding period generally will not commence until the Section 16(b) Expiration Date.

      Tandem Stock Appreciation Rights. There will be no federal income tax consequences to either the optionee or the Company upon the grant of a tandem SAR or during the period that the unexercised right remains outstanding. Upon the exercise of a tandem SAR, the amount received will be taxable to the optionee as ordinary income and the Company will be entitled to a corresponding deduction.

      Use of Common Stock to Pay Exercise Price. Subject to the provisions of the Plan, an option holder may be permitted to use shares of the Company's Common Stock (previously acquired by the option holder) to pay the exercise price under an ISO or a NQSO. The option holder should consult with his or her personal tax advisor to review the tax consequences of delivering shares of Common Stock to exercise stock options. If an individual exercises a NQSO by delivering other shares, the individual will not recognize gain or loss with respect to the exchanged shares, even if their then fair market value is different from the individual's tax basis in such shares. The individual, however, will be taxed as described above with respect to the exercise of the NQSO as if the individual had paid the exercise price in cash, and the Company generally will be entitled to an equivalent tax deduction. Provided the individual receives a separate identifiable stock certificate therefor, the individual's tax basis in that number of shares received on such exercise, which is equal to the number of shares surrendered on such exercise, will be equal to the individual's tax basis in the shares surrendered and the individual's holding period for such number of shares received will include the individual's holding period for the shares surrendered. The individual's tax basis and holding period for the additional shares received on exercise of a NQSO paid for, in whole or in part, with shares will be the same as if the individual had exercised the NQSO solely for cash. It should be noted, however, that the use by an option holder of Common Stock acquired through the previous exercise of an ISO to pay the exercise price under another ISO will be treated as a Disqualifying Disposition of the previously acquired Common Stock if the applicable holding period requirements have not yet been satisfied with respect to such previously acquired stock. In such circumstances, the option holder will be taxed as if such previously acquired shares had been sold (in a Disqualifying Disposition) for their fair market value as of the date on which they are used to pay the exercise price under such other ISO.

      Company Deductions. In general, the Company will not be entitled to any deductions with respect to ISOs granted under the Plan. However, if an employee is required to recognize ordinary income upon a Disqualifying Disposition of stock acquired under the Plan, then the Company generally will be allowed a deduction to the extent of such ordinary income. In that regard, the Company may require any option holder disposing of stock in a Disqualifying Disposition to notify the Company of such disposition. In the case of NQSOs, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the option holder upon exercise of such option (or as of the Section 16(b) Expiration Date if the Section 16(b) Deferral Rule applies).

      Withholdings and Information Reports. The Company generally is required to make applicable federal payroll withholdings with respect to compensation income recognized by employees under the Plan. Such withholdings ordinarily will be accomplished by withholding the required amount from other cash compensation due from the Company to the employee, by having the employee pay to the Company the required withholding amount, or by such other permissible methods as the Company may deem appropriate. Whether or not such withholdings are required, the Company will make such information reports to the Internal Revenue Service as may be required with respect to any income (whether or not that of an employee) attributable to transactions involving the Plan.


Stock Purchase Plan

  Employee Stock Purchase Plan


     The Company has an employee stock purchase plan which is funded by payroll deductions. Shares acquired pursuant to such plan by employees of the Company are purchased in the open market by the custodian of the plan. The Company administers such plan and pays all brokerage commissions incurred in connection with such plan. All shares so purchased are held in street name until an employee requests that the shares to which he is entitled, or a portion thereof, be issued to him. Substantially all employees of the Company are eligible to participate in such plan. As of December 29, 1995, 1,758, 355, 91, 2,638, 314, 512 and 5,668 shares have been purchased on behalf of Leonard A. Trugman, Howard Bertan, David Engel, Seymour Rubin, George Solomon, Michael Taber and all executive officers as a group, respectively.



Employee Benefit Plans

  Defined Benefit Plan

      The Company has a defined benefit pension plan which provides retirement benefits for all full time employees ("Participants"). Effective February 1, 1986, the plan was frozen so that future salary increases are not considered in determining a Participant's pension benefit, contributions by Participants are no longer permitted and participation in the plan is limited to those Participants as of August 1, 1984. Pursuant to the plan, Participants will receive a benefit, computed by an actuary at retirement based upon their number of years of credited service and average total annual compensation during five consecutive years of their service, reduced by a portion of their benefits under social security. The Company continues to fund the plan with contributions determined on an actuarial basis.

      The following table illustrates, for representative average annual covered compensation and years of credited service classifications, the estimated annual retirement benefits payable to employees under this plan upon retirement at age

65 based on the plan's normal form of benefit and social security benefits frozen as of August 1, 1984. Benefits under the plan are limited to the extent required by the Employee Retirement Income Security Act of 1974.

                               PENSION PLAN TABLE

      Average Annual                                   Years of Credited Service
   Covered Compensation                                        15 or more
   --------------------                                -------------------------
        $  40,000..........................................      $13,000
        $  50,000..........................................      $17,000
        $  75,000..........................................      $27,000
        $ 100,000..........................................      $37,000

      The executive officers named in the Summary Compensation Table do not participate in the plan.

401(k) Plan and Profit Sharing Plan

     Effective August 1, 1984, the Company established a 401(k) plan under which employees may elect to defer a portion of their annual salary. This plan was modified as of October 1, 1993 and combined with the RFI Corporation plan. Also, employees of Dynarad Corp. were allowed to participate. Effective December 1, 1994, the Bertan High Voltage Corp. 401(k) plan was merged into the Company's plan. All employees with over 90 days of service and over the age of 21 may elect to defer from 2% to 15% of their annual salary. The modified plan is administered by Connecticut General Life Insurance Company (CIGNA) and employees may elect where their deferred salary will be invested. Highly compensated employees' salary deferrals are limited by the contribution levels of all other eligible participants. Distributions are made at retirement or upon termination of employment.

      On February 1, 1986 the Company initiated a profit sharing plan as part of the 401(k) plan which allows substantially all of the Company's employees to participate in the profits of the Company, regardless of whether or not the employee elected to contribute to the 401(k) plan in any year. Since the profit sharing plan is part of the 401(k) plan, eligibility, participation and other requirements are governed by the provisions of the 401(k) plan. Contributions to the plan are determined based upon a calculation directly related to the Company's sales volume and pre-tax profits. There was a $32,500 contribution for the period ended July 29, 1995.


                                 OTHER BUSINESS

      As of the date of this Proxy Statement, the only business which the Board of Directors intends to present and knows that others will present at the Meeting is as hereinabove set forth. If any other matter or matters are properly brought before the Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.


Voting Procedures

      Directors of the Company must be elected by a plurality of the vote of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Consequently, only shares that are voted in favor of a particular nominee will be counted toward such nominee's achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee (including broker non-votes) will not be counted toward such nominee's achievement of a plurality.

      With respect to the other matters submitted to the stockholders for a vote, the affirmative vote of the holders of at least a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting for a particular matter is required to become effective. With respect to abstentions, the shares are considered present at the Annual Meeting for the particular matter, but since they are not affirmative votes for the matter, they will have the same effect as votes against the matter. With respect to broker non-votes, the shares are not considered present at the Annual Meeting for the particular matter as to which the broker withheld authority. Consequently, broker non-votes are not counted in respect of the matter, but they do have the practical effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JULY 29, 1995, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO EACH STOCKHOLDER WITHOUT CHARGE. WRITTEN REQUESTS SHOULD BE ADDRESSED TO: MICHAEL TABER, SECRETARY, DEL ELECTRONICS CORP., 1 COMMERCE PARK, VALHALLA, NEW YORK 10595.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of Deloitte & Touche LLP, certified public accountants, the Company's principal accountants for its last fiscal year, has been selected by the Board of Directors of the Company as the Company's principal accountants for the current fiscal year. It is anticipated that a representative of that firm will be present at the Meeting. Such representative will be afforded an opportunity to make a statement at the Meeting if he so desires and he will be available to respond to appropriate questions.

                           1997 STOCKHOLDER PROPOSALS


      Proposals by stockholders which are intended to be presented at the 1997 Annual Meeting must be received by the Company at its principal executive offices on or before September 15, 1996.



                                           By order of the Board of Directors,
                                           DEL ELECTRONICS CORP.


                                           MICHAEL TABER,
                                           Secretary

Dated: January 17, 1996

                                                                         ANNEX A


                             DEL ELECTRONICS CORP.

PROXY         Annual Meeting of Stockholders - February 14, 1996
                (Solicited on Behalf of the Board of Directors)


KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of Del Electronics Corp. constitutes and appoints Michael Taber and Leonard A. Trugman or either of them, the attorneys and proxies of the undersigned with full power of substitution to vote for and in the name, place and stead of the undersigned at the Annual Meeting of the Stockholders of the Company, to be held at the offices of the Company, 1 Commerce Park, Valhalla, N.Y. 10595 on February 14, 1996 at 10:30 A.M., and at any adjournment or adjournments thereof, upon the following matters (which are more fully described in the accompanying Proxy Statement).

                   (continued and signed on the reverse side)



UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR"         Please mark              [X]
THE ELECTION OF THE NOMINEES AS DIRECTED AND "FOR" ITEMS 2 AND 3.    your votes as
                                                                     indicated in
                                                                     this example



1. FOR the election of the following nominees to the Board of Directors for the ensuing year:  Leonard A. Trugman, Natan V. Bertman,
Raymond Kaufman, David Michael, Seymour Rubin and James Tiernan

For all nominees listed              WITHHOLD              (INSTRUCTION: To withhold          2. To amend the Company's certificate
   above (except as                  AUTHORITY             authority to vote for any          of incorporation to change the name
marked to the contrary)        to vote for all nominees    individual nominee, write the      of the Company to "Del Global
                                    listed above           nominee's name in the space        Technologies Corp."
                                                           provided below.)

                                                           -----------------------------       FOR       AGAINST        ABSTAIN
          [ ]                           [ ]                                                    [ ]         [ ]            [ ]


3. The  proposal to amend the  Company's    4.  In  their  discretion,   upon  other         A  majority  of such   attorneys  and
Amended and  Restated  Stock Option Plan    matters as may properly  come before the      proxies,  or  their  substitutes  at the
to  increase  by  250,000  the number of    meeting or any adjournments thereof.          meeting,    or   any    adjournment   or
shares  of  Common  Stock  reserved  for                                                  adjournments  thereof,  may exercise all
issuance thereunder.                                                                      of the powers hereby given. Any proxy to
                                                                                          vote any of the shares,  with respect to
                                                                                          which  the  undersigned  is or  would be
   FOR       AGAINST        ABSTAIN                                                       entitled  to vote,  heretofore  given to
   [ ]         [ ]            [ ]                                                         any  person or  persons  other  than the
                                                                                          persons named above, is revoked.

                                                                                               IN WITNESS WHEREOF, the undersigned
                                                                                          has  signed  and  sealed  this proxy and
                                                                                          hereby acknowledges receipt of a copy of
                                                                                          the  notice  of such  meeting  and proxy
                                                                                          statement  in  reference   thereto  both
                                                                                          dated January __ 1996.

                                                                                          Dated: ___________________________, 1996


                                                                                          ---------------------------------------
                                                                                               (Stockholder(s) Signature)

                                                                                                                            (L.S.)
                                                                                          ----------------------------------


                                                                                          ---------------------------------------
                                                                                              Printed Name of Stockholder

                                                                                          NOTE:  Signature should  correspond with
                                                                                          name  appearing  on  stock  certificate.
                                                                                          When   signing   in   a   fiduciary   or
                                                                                          representative capacity, sign full title
                                                                                          as such. Where more than one owner, each
                                                                                          should sign.
